EXHIBIT 99.1

                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                               [$2,500,000,000]
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-7




                               [OBJECT OMITTED]
                                  HOME LOANS
                          Seller and Master Servicer

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------
Preliminary Term Sheet                          Date Prepared: August 26, 2004

                        [$2,500,000,000] (Approximate)
                CWABS Asset-Backed Certificates, Series 2004-7


=============================================================================================================================

             Principal       WAL        Payment Window     Expected Ratings   Last Scheduled           Certificate
Class(1)     Amount(2)   Call/Mat(3)   (Mos)Call/Mat(3)    (S&P/Moody's)(4)    Distribution                Type
--------     ---------   -----------   ----------------    ----------------   --------------               ----
AF-1(5)    216,487,000    1.00/1.00      1 - 23/1 - 23         AAA/Aaa          Oct 2022      Floating Rate Senior Sequential
AF-2(5)     22,421,000    2.00/2.00     23 - 25/23 - 25        AAA/Aaa          Dec 2023       Fixed Rate Senior Sequential
AF-3(5)    140,840,000    3.00/3.00     25 - 52/25 - 52        AAA/Aaa          Jan 2031       Fixed Rate Senior Sequential
AF-4(5)     37,873,000    5.00/5.00     52 - 69/52 - 69        AAA/Aaa          Aug 2032       Fixed Rate Senior Sequential
AF-5(5)     74,539,000    7.07/10.69    69 - 88/69 - 251       AAA/Aaa          Jan 2035       Fixed Rate Senior Sequential
AF-6(5)     64,000,000    6.26/6.82     37 - 88/37 - 249       AAA/Aaa          Dec 2034        Fixed Rate Senior Lockout
MF-1(5)     31,040,000    5.85/7.17     39 - 88/39 - 203       AA+/Aa2          Dec 2034           Fixed Rate Mezzanine
MF-2(5)     26,560,000    5.85/7.10     39 - 88/39 - 186       AA+/A2           Oct 2034           Fixed Rate Mezzanine
MF-3(5)      7,040,000    5.85/7.02     39 - 88/39 - 165       AA+/A3           Aug 2034           Fixed Rate Mezzanine
MF-4(5)      6,400,000    5.85/6.96     39 - 88/39 - 157       AA/Baa1          Jul 2034           Fixed Rate Mezzanine
MF-5(5)      6,400,000    5.85/6.87     39 - 88/39 - 149       AA-/Baa2         May 2034           Fixed Rate Mezzanine
BF(5)        6,400,000    5.85/6.73     39 - 88/39 - 138       A+/Baa3          Mar 2034           Fixed RateSubordinate
1-AV-1(6)  826,000,000    2.54/2.64      1 - 88/1 - 164    FNMA Guaranteed      Jan 2035           Floating Rate Senior
2-AV-1(7)  257,712,000    1.00/1.00      1 - 22/1 - 22         AAA/Aaa          Dec 2022           Floating Rate Senior
2-AV-2(7)  326,121,000    2.79/2.79     22 - 63/22 - 63        AAA/Aaa          May 2033           Floating Rate Senior
2-AV-3(7)   76,527,000    6.65/7.63     63 - 88/63 - 166       AAA/Aaa          Feb 2035           Floating Rate Senior
2-AV-4(7)   50,000,000    2.55/2.66      1 - 88/1 - 166        AAA/Aaa          Feb 2035           Floating Rate Senior
MV-1(8)     65,100,000    4.78/5.06     41 - 88/41 - 140       AA+/Aa1          Jan 2035          Floating Rate Mezzanine
MV-2(8)     58,590,000    4.73/5.00     40 - 88/40 - 135       AA+/Aa2          Dec 2034          Floating Rate Mezzanine
MV-3(8)     37,200,000    4.71/4.96     39 - 88/39 - 129       AA+/Aa3          Dec 2034          Floating Rate Mezzanine
MV-4(8)     29,760,000    4.69/4.93     39 - 88/39 - 124        AA/A1           Dec 2034          Floating Rate Mezzanine
MV-5(8)     34,410,000    4.68/4.90     38 - 88/38 - 120        AA/A2           Nov 2034          Floating Rate Mezzanine
MV-6(8)     29,760,000    4.67/4.85     38 - 88/38 - 114        AA-/A3          Oct 2034          Floating Rate Mezzanine
MV-7(8)     24,180,000    4.67/4.81     38 - 88/38 - 107        A+/Baa1         Oct 2034          Floating Rate Mezzanine
MV-8(8)     26,040,000    4.65/4.74     37 - 88/37 - 101        A/Baa2          Aug 2034          Floating Rate Mezzanine
BV(8)       18,600,000    4.63/4.65     37 - 88/37 - 92        BBB+/Baa3        Jun 2034          Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------
 Total: [2,500,000,000]
-----------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1, Class 2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292; Tamara Zaliznyak, Moody's Ratings, 212.553.7761.
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2, Class 2-AV-3 and Class 2-AV-4 Certificates (the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
Preliminary Term Sheet

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

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Trust:                     Asset-Backed Certificates, Series 2004-7.

Depositor:                 CWABS, Inc.

Seller:                    Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:           Countrywide Home Loans Servicing LP.

Underwriters:              Countrywide Securities Corporation (Lead Manager)
                           and Banc of America Securities LLC (Co-Manager) and
                           JPMorgan Securities (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:   The "Fixed Rate Certificates" consist of the Class
                           AF Certificates (other than the Class AF-1
                           Certificates) and the Fixed Rate Subordinate
                           Certificates.

Floating Rate              The "Floating Rate Certificates" consist of the
Certificates:              Class AF-1, Class 1-AV-1, Class 2-AV-1, Class
                           2-AV-2, Class 2-AV-3, Class 2-AV-4 and Floating
                           Rate Subordinate Certificates.

Senior Certificates:       Together, the Class 1-AV and Class 2-AV
                           Certificates (the "Class AV Certificates") and the
                           Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:      The Senior Certificates and the Subordinate
                           Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement. The Class 1-AV-1 Certificates will be placed in a Fannie Mae Grantor Trust to be offered as Fannie Mae Grantor Trust Certificates.

Non-Offered Certificates:  The "Non-Offered Certificates" consist of the Class
                           C, Class P and Class A-R Certificates.

                           The Offered Certificates and Non-Offered
                           Certificates are together referred to herein as the "Certificates."

Federal Tax Status:        It is anticipated that the Senior Certificates and
                           the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC, Clearstream,
                           Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:          September 1, 2004.

Cut-off Date:              As to any Mortgage Loan, the later of September 1,
                           2004 and the origination date of such Mortgage
                           Loan.

Expected Pricing Date:     August [30], 2004.

Expected Closing Date:     September [28], 2004.

Expected Settlement Date:  September [28], 2004.

Distribution Date:         The 25th day of each month (or, if not a business
                           day, the next succeeding business day), commencing in October 2004.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

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Accrued Interest:          The price to be paid by investors for the Floating
                           Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from September 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:   The "Interest Accrual Period" for each Distribution
                           Date with respect to the Floating Rate Certificates will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual
                           Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:         The Senior Certificates and the Subordinate
                           Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue
                           Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:         The Senior Certificates, the Class MF-1, Class
                           MF-2, Class MF-3, Class MF-4, Class MV-1, Class
                           MV-2, Class MV-3, Class MV-4 and Class MV-5
                           Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:      The "Clean-up Call" may be exercised once the
                           aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:  The Senior Certificates and the Subordinate
                           Certificates will be priced based on the following collateral prepayment assumptions:

                           ---------------------------------------------------
                           Fixed Rate Mortgage Loans (Group 1)
                           ---------------------------------------------------
                           100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                           ---------------------------------------------------

                           ---------------------------------------------------
                           Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                           ---------------------------------------------------
                           100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                           ---------------------------------------------------

Mortgage Loans:            The collateral tables included in these
                           Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                           Date (the "Statistical Pool"). It is expected that
                           (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain
                           Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool").
                           The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                           As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $2,881,506,277 (the "Mortgage Loans") of which: (i) approximately $737,798,858 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"),
                           (ii) approximately $1,163,551,479 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group2 Mortgage Loans") and (iii) approximately $980,159,939 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate Mortgage Loans").



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

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Pass-Through Rate:         The Pass-Through Rate for each Class of Floating
                           Rate Certificates will be equal to the lesser of
                           (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate Cap.

                           The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:             The "Adjusted Net Mortgage Rate" for each Mortgage
                           Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:              The "Net Rate Cap" is generally equal to the
                           following (subject to certain exceptions described in the Prospectus Supplement):

                           ---------------------------------------------------
                           Class
                           ---------------------------------------------------
                           AF and Fixed      The weighted average Adjusted Net
                           Rate Subordinate  Mortgage Rate of the Group 1
                                             Mortgage Loans (adjusted, in the
                                             case of Subordinate the Class
                                             AF-1 Certificates, to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                           ---------------------------------------------------
                           1-AV              The weighted average Adjusted Net
                                             Mortgage Rate of the Group 2
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                           ---------------------------------------------------
                           2-AV              The weighted average Adjusted Net
                                             Mortgage Rate of the Group 3
                                             Mortgage Loans (adjusted to an
                                             effective rate reflecting the
                                             accrual of interest on an
                                             actual/360 basis).
                           ---------------------------------------------------
                           Floating Rate     The weighted average of the Net
                           Subordinate       Rate Caps of the Class 1-AV and
                                             Class 2-AV Certificates, in each
                                             case, weighted on the basis of
                                             the excess of the principal
                                             balance of the related Mortgage
                                             Loans over the principal balance
                                             of the related Senior
                                             Certificates adjusted to an
                                             effective rate reflecting
                                             the accrual of interest on an
                                             actual/360 basis).
                           ---------------------------------------------------

Net Rate Carryover:        For any Class of Senior Certificates and
                           Subordinate Certificates and any Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through
                           Rate had not been limited by the applicable Net
                           Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                           (without giving effect to the applicable Net Rate
                           Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable
                           Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                           Distributions" and "Adjustable Rate Certificates
                           Priority of Distributions" below.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

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Corridor Contracts:        The Trust will include four Corridor Contracts for
                           the benefit of the Class AF-1, Class 1-AV, Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor Contract," "Class 1-AV Corridor Contract," "Class 2-AV Corridor Contract," and "Floating Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover,
                           (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV Certificates the related Net Rate Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:

                           ----------------------------------------------------------------
                              Class      S&P/ Moody's    Initial Target       Target
                                                         Subordination   Subordination at
                                                                             Stepdown
                           ----------------------------------------------------------------
                           AF              AAA/Aaa           15.90%           31.80%
                           ----------------------------------------------------------------
                           MF-1            AA+/Aa2           11.05%           22.10%
                           ----------------------------------------------------------------
                           MF-2             AA+/A2           6.90%            13.80%
                           ----------------------------------------------------------------
                           MF-3             AA+/A3           5.80%            11.60%
                           ----------------------------------------------------------------
                           MF-4            AA/Baa1           4.80%             9.60%
                           ----------------------------------------------------------------
                           MF-5            AA-/Baa2          3.80%             7.60%
                           ----------------------------------------------------------------
                           BF              A+/Baa3           2.80%             5.60%
                           ----------------------------------------------------------------
                           1-AV        FNMA Guaranteed       20.50%           41.00%
                           ----------------------------------------------------------------
                           2-AV            AAA/Aaa           20.50%           41.00%
                           ----------------------------------------------------------------
                           MV-1            AA+/Aa1           17.00%           34.00%
                           ----------------------------------------------------------------
                           MV-2            AA+/Aa2           13.85%           27.70%
                           ----------------------------------------------------------------
                           MV-3            AA+/Aa3           11.85%           23.70%
                           ----------------------------------------------------------------
                           MV-4             AA/A1            10.25%           20.50%
                           ----------------------------------------------------------------
                           MV-5             AA/A2            8.40%            16.80%
                           ----------------------------------------------------------------
                           MV-6             AA-/A3           6.80%            13.60%
                           ----------------------------------------------------------------
                           MV-7            A+/Baa1           5.50%            11.00%
                           ----------------------------------------------------------------
                           MV-8             A/Baa2           4.10%             8.20%
                           ----------------------------------------------------------------
                           BV             BBB+/Baa3          3.10%             6.20%
                           ----------------------------------------------------------------


                           The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                           1. Excess Cashflow. "Fixed Rate Excess Cashflow"
                              for any Distribution Date will be equal to the available funds remaining from the Fixed Rate Mortgage Loans after priorities 1) and 2) under "Fixed Rate Certificates Priority of Distributions." "Adjustable Rate Excess Cashflow" for any Distribution Date will be equal to the available funds remaining from Adjustable Rate Mortgage Loans after priorities
                              1) and 2) under "Adjustable Rate Certificates Priority of Distributions."



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                           2. Overcollateralization. Any realized losses on
                              the Mortgage Loans will be applied first to Excess Cashflow and then to
                              Overcollateralization. Until the related
                              Overcollateralization Target is met or if the Overcollateralization is reduced, Excess Cashflow will be directed to pay principal on the related Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the related Mortgage Loans, until the O/C reaches the related Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced by realized losses.

                           3. Subordination. The Fixed Rate Subordinate
                              Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower designation.

                           4. Fannie Mae Guaranty. Fannie Mae will guarantee
                              that (i) required payments of interest on the Class 1-AV-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates. The Fannie Mae guaranty will not cover any Net Rate Cap Carryover, or any prepayment interest shortfall amounts for a Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Fixed Rate
Overcollateralization
Target: Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.80% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                           On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 5.60% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                           Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization
Target: Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal zero and will remain at zero through the Distribution Date occurring in December 2004, after which time the required Overcollateralization Target will be equal to 3.10% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                           On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.20% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                           Provided, however, that if certain Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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Fixed Rate Delinquency
Trigger Event:             With respect to the Class AF and Fixed Rate
                           Subordinate Certificates, a "Fixed Rate Delinquency
                           Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage
                           (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds
                           [50.00%] times the Fixed Rate Senior Enhancement
                           Percentage.

                           As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of
                           (i) the principal balance of the Fixed Rate
                           Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:        With respect to the Class AF and Fixed Rate
                           Subordinate Certificates, a "Fixed Rate Cumulative
                           Loss Trigger Event" will occur if the aggregate amount of Realized Losses on the Fixed Rate
                           Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Fixed
                           Rate Mortgage Loans, as set forth below:

                           Period (month)    Percentage
                           --------------    ----------
                           37 - 48           [1.60%] with respect to October
                                             2007, plus an additional 1/12th
                                             of 1.15% for each month
                                             thereafter

                           49 - 60 [2.75%] with respect to October 2008, plus an additional 1/12th of 0.75% for each month thereafter

                           61 - 72 [3.50%] with respect to October 2009, plus an additional 1/12th of 0.25% for each month thereafter

                           73 - 85 [3.75%] with respect to October 2010, plus an additional 1/12th of 0.50% for each month thereafter

                           86+               [4.25%]

Adjustable Rate
Delinquency Trigger
Event: With respect to the Adjustable Rate Certificates (other than the Class AF-1 Certificates), an "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [40.00%] times the Adjustable Rate Senior Enhancement Percentage.

                           As used above, the "Adjustable Rate Senior
                           Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-7

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Adjustable Rate
 Cumulative Loss
 Trigger Event:            With respect to the Floating Rate Certificates
                           (other than the Class AF-1 Certificates), an
                           "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of Realized
                           Losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the Cut-off
                           Date Principal Balance of the Adjustable Rate
                           Mortgage Loans, as set forth below:

                           Period (month)    Percentage
                           --------------    ----------
                           37 - 48           [3.75%] with respect to October
                                             2007, plus an additional 1/12th
                                             of 2.00% for each month
                                             thereafter

                           49 - 60 [5.75%] with respect to October 2008, plus an additional 1/12th of 1.50% for each month thereafter

                           61 - 72 [7.25%] with respect to October 2009, plus an additional 1/12th of 0.25% for each month thereafter

                           73+               [7.50%]

Fixed Rate Stepdown Date:  The earlier to occur of:
                           (i) the Distribution Date on which the aggregate principal balance of the Class AF Certificates is reduced to zero; and
                           (ii)  the later to occur of:
                                 a. the Distribution Date in October 2007
                                 b. the first Distribution Date on which the
                                    aggregate principal balance of the Class
                                    AF Certificates is less than or equal to [68.20%] of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:             The earlier to occur of:
                           (i)   the Distribution Date on which the aggregate
                                 principal balance of the AV Certificates is reduced to zero; and
                           (ii)  the later to occur of:
                                 a. the Distribution Date in October 2007
                                 b. the first Distribution Date on which the
                                    aggregate principal balance of the Class
                                    AV Certificates is less than or equal to [59.00%] of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:      Any realized losses on the Mortgage Loans not
                           covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate
                           Mortgage Loans, first to the Class BF Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                           Certificates, then to the Class MF-2 Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7
                           Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3
                           Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates; in each case, until the respective class principal balance of each such class of Subordinate Certificates has been reduced to zero.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-7

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Fixed Rate Certificates
Priority of Distributions: Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                           1) Interest funds, sequentially, as follows: (a)
                              from interest collections related to the Group 1 Mortgage Loans, to the Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates;
                           2) Principal funds, sequentially, as follows: (a)
                              to the the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                           3) Any Fixed Rate Excess Cashflow, to the Class AF
                              and Fixed Rate Subordinate Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and
                              "Fixed Rate Principal Paydown," respectively;
                           4) Any remaining Fixed Rate Excess Cashflow to pay
                              any unpaid interest and then to pay any unpaid
                              realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates;
                           5) Any remaining Fixed Rate Excess Cashflow to pay
                              Net Rate Carryover related to the Class AF
                              Certificates (after application of amounts received on the Class AF-1 Corridor Contract) and the Fixed Rate Subordinate Certificates (as described below);
                           6) To restore only Adjustable Rate O/C as described
                              under "Adjustable Rate Overcollateralization
                              Target" and "Adjustable Rate Principal Paydown," respectively (after application of the Adjustable Rate Excess Cashflow);
                           7) To pay any unpaid realized loss amounts,
                              sequentially, to the Class MV-1, Class MV-2,
                              Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                           8) To the residual interest Certificate(s), any
                              remaining amount.

                           Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                           As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate
Certificates
Priority of Distributions: Available funds from the Group 2 and Group 3
                           Mortgage Loans will be distributed in the following order of priority:

                           1) Interest funds, sequentially, as follows: (a)
                              concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, first to pay the related Fannie Mae guaranty fee and any Guarantor reimbursements and then to the Class 1-AV-1 Certificates current and unpaid interest, and (ii) from interest collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates current and unpaid interest, then
                              (b) from remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                           2) Principal funds, sequentially, as follows: (a)
                              concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, first to pay the related Fannie Mae guaranty fee and any Guarantor reimbursements and then to the Class 1-AV Certificates (as

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                          Countrywide Asset-Backed Certificates, Series 2004-7

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                              described below under "Adjustable Rate Principal
                              Paydown" and "Class 1-AV Principal
                              Distributions" below) and (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates (as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal
                              Distributions" below), (b) from remaining principal collections related to the Adjustable Rate Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                              Certificates, each as described under
                              "Adjustable Rate Principal Paydown" below;
                           3) Any Adjustable Rate Excess Cashflow, to the
                              Class AV and Floating Rate Subordinate
                              Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                           4) Any remaining Adjustable Rate Excess Cashflow to
                              pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                           5) Any remaining Adjustable Rate Excess Cashflow to
                              pay Net Rate Carryover on the Class AV and
                              Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                           6) To restore only Fixed Rate O/C as described
                              under "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess Cashflow);
                           7) To pay any unpaid realized loss amounts,
                              sequentially, to the Class MF-1, Class MF-2,
                              Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (after application of the Fixed
                              Rate Excess Cashflow);
                           8) To the residual interest Certificate(s), any
                              remaining amount.

                           Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                           As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:         Prior to the Fixed Rate Stepdown Date or if a
                           Trigger Event related to the Class AF and Fixed
                           Rate Subordinate Certificates is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid sequentially to the Class AF Certificates until they are reduced to zero (each, in the manner and priority set forth under "Class AF Principal Distribution" below), provided, however, that if the Class AF
                           Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class
                           MF-3, Class MF-4, Class MF-5 and the Class BF
                           Certificates.

                           On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Trigger Event related to the Class AF and Fixed Rate Subordinate Certificates is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 31.80% Subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 22.10% Subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 13.80% Subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 11.60% Subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 9.60% Subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 7.60%

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

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                           Subordination and (vii) seventh, from remaining
                           principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 5.60% Subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:         Prior to the Adjustable Rate Stepdown Date or if an
                           Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV Certificates (as described below under "Class 1-AV Principal Distributions" below) and (ii) 100% of the principal funds from Loan
                           Group 3 will be paid to the Class 2-AV Certificates
                           (as described below under "Class 2-AV Principal
                           Distributions" below); provided, however, that (x) if any of the Class 1-AV or Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired class of Senior Certificates will be paid to the remaining Class AV Certificates on a pro rata basis, based on the certificate principal balances thereof, and (y) if all of the Class AV
                           Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class
                           MV-3, Class MV-4, Class MV-5, Class MV-6, Class
                           MV-7, Class MV-8 and Class BV Certificates.

                           On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class 2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 41.00% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 34.00% Subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 27.70% Subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 23.70% Subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 20.50% Subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 16.80% Subordination, (vi) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 13.60% Subordination, (vi) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 11.00% Subordination, (vi) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 8.20% Subordination and (vi) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.20% Subordination; each subject to the O/C Floor.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------



Class 1-AV
Principal Distributions:   Principal distributed on the Class 1-AV
                           Certificates will be applied as follows:

                           1. To the Class 1-AV-1 Certificates, until the
                              certificate principal balance thereof is reduced to zero.

Class 2-AV
Principal Distributions:   Principal distributed on the Class 2-AV
                           Certificates will be applied in the following order of priority:

                              1. Pro rata, (based on (x) the certificate
                                 principal balance of the 2-AV-4 Certificates and (y) the aggregate certificate principal balance of the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates): to (x) the Class 2-AV-4 Certificates until the certificate principal balance thereof is reduced to zero, and (y) sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:   Principal will be distributed to the AF
                           Certificates in the following order of priority:

                           1. To the Class AF-6 Certificates, from principal
                              collections related to Loan Group 1, the Lockout Percentage of the principal collections related to Loan Group 1 , as described below:

                                    Month        Lockout Percentage
                                    -----        ------------------
                                    1 - 36               0%
                                   37 - 60              45%
                                   61 - 72              80%
                                   73 - 84              100%
                                 85 and after           300%

                           2. Principal collections related to Loan Group 1
                              after payment of 1 above, sequentially, to the Class AF1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

  [Discount Margin Tables, Available Funds Schedule and Collateral Tables to
                                   Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------



                     Discount Margin/Yield Tables (%) (1)


       Class AF-1 (To Call)
       ---------------------------------------------------------
            Margin         0.180%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
        DM @ 100-00          18     18      18     18      18
       =========================================================
        WAL (yr)            1.66   1.23    1.00   0.86    0.76
        MDUR (yr)           1.64   1.22    0.99   0.85    0.76
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Mar08   Feb07  Aug06   Apr06  Jan06
       ---------------------------------------------------------


       Class AF-1 (To Maturity)
       ---------------------------------------------------------
            Margin         0.0180%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
        DM @ 100-00          18     18      18     18      18
       =========================================================
        WAL (yr)            1.66   1.23    1.00   0.86    0.76
        MDUR (yr)           1.64   1.22    0.99   0.85    0.76
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Mar08   Feb07  Aug06   Apr06  Jan06
       ---------------------------------------------------------

       Class AF-2 (To Call)
       ---------------------------------------------------------
            Coupon         3.450%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    3.408   3.380  3.354   3.329  3.305
       =========================================================
        WAL (yr)            3.70   2.57    2.00   1.65    1.41
        MDUR (yr)           3.42   2.43    1.90   1.58    1.35
        First Prin Pay     Mar08   Feb07  Aug06   Apr06  Jan06
        Last Prin Pay      Aug08   Jun07  Oct06   Jun06  Mar06
       ---------------------------------------------------------


       Class AF-2 (To Maturity)
       ---------------------------------------------------------
            Coupon         3.450%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    3.408   3.380  3.354   3.329  3.305
       =========================================================
        WAL (yr)            3.70   2.57    2.00   1.65    1.41
        MDUR (yr)           3.42   2.43    1.90   1.58    1.35
        First Prin Pay     Mar08   Feb07  Aug06   Apr06  Jan06
        Last Prin Pay      Aug08   Jun07  Oct06   Jun06  Mar06
       ---------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class AF-3 (To Call)
       ---------------------------------------------------------
            Coupon         3.938%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    3.922   3.898  3.876   3.853  3.831
       =========================================================
        WAL (yr)            6.20   4.01    3.00   2.38    1.99
        MDUR (yr)           5.36   3.63    2.77   2.23    1.88
        First Prin Pay     Aug08   Jun07  Oct06   Jun06  Mar06
        Last Prin Pay      Feb15   Oct10  Jan09   Jan08  Apr07
       ---------------------------------------------------------


       Class AF-3 (To Maturity)
       ---------------------------------------------------------
            Coupon         3.938%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    3.922   3.898  3.876   3.853  3.831
       =========================================================
        WAL (yr)            6.20   4.01    3.00   2.38    1.99
        MDUR (yr)           5.36   3.63    2.77   2.23    1.88
        First Prin Pay     Aug08   Jun07  Oct06   Jun06  Mar06
        Last Prin Pay      Feb15   Oct10  Jan09   Jan08  Apr07
       ---------------------------------------------------------


       Class AF-4 (To Call)
       ---------------------------------------------------------
            Coupon         4.876%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    4.889   4.873  4.851   4.831  4.798
       =========================================================
        WAL (yr)           12.04   7.46    5.00   3.82    2.78
        MDUR (yr)           8.90   6.10    4.34   3.41    2.54
        First Prin Pay     Feb15   Oct10  Jan09   Jan08  Apr07
        Last Prin Pay      Jun18   Feb14  Jun10   Jan09  Sep07
       ---------------------------------------------------------


       Class AF-4 (To Maturity)
       ---------------------------------------------------------
            Coupon         4.876%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    4.889   4.873  4.851   4.831  4.798
       =========================================================
        WAL (yr)           12.04   7.46    5.00   3.82    2.78
        MDUR (yr)           8.90   6.10    4.34   3.41    2.54
        First Prin Pay     Feb15   Oct10  Jan09   Jan08  Apr07
        Last Prin Pay      Jun18   Feb14  Jun10   Jan09  Sep07
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------



       Class AF-5 (To Call)
       ---------------------------------------------------------
            Coupon         5.429%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.453   5.442  5.428   5.412  5.393
       =========================================================
        WAL (yr)           14.15   9.81    7.07   5.40    4.26
        MDUR (yr)           9.65   7.43    5.73   4.57    3.71
        First Prin Pay     Jun18   Feb14  Jun10   Jan09  Sep07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class AF-5 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.429%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.543   5.568  5.575   5.552  5.504
       =========================================================
        WAL (yr)           19.32   14.48  10.69   7.79    5.53
        MDUR (yr)          11.56   9.61    7.71   6.01    4.54
        First Prin Pay     Jun18   Feb14  Jun10   Jan09  Sep07
        Last Prin Pay      Mar33   Jan30  Aug25   Nov21  Dec18
       ---------------------------------------------------------

       Class AF-6 (To Call)
       ---------------------------------------------------------
            Coupon         4.877%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    4.876   4.871  4.865   4.856  4.846
       =========================================================
        WAL (yr)            7.97   7.07    6.26   5.34    4.56
        MDUR (yr)           6.35   5.79    5.25   4.59    4.00
        First Prin Pay     Oct07   Oct07  Oct07   Dec07  Mar08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class AF-6 (To Maturity)
       ---------------------------------------------------------
            Coupon         4.877%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    4.876   4.872  4.869   4.867  4.867
       =========================================================
        WAL (yr)            8.04   7.27    6.82   6.60    6.55
        MDUR (yr)           6.38   5.90    5.61   5.47    5.43
        First Prin Pay     Oct07   Oct07  Oct07   Dec07  Mar08
        Last Prin Pay      Jan33   Nov29  Jun25   Aug21  Oct18
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------



       Class MF-1 (To Call)
       ---------------------------------------------------------
            Coupon         5.441%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.458   5.444  5.428   5.413  5.401
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.69    4.05
        MDUR (yr)           7.98   6.10    4.85   4.02    3.54
        First Prin Pay     Oct10   Dec08  Dec07   Nov07  Jan08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MF-1 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.441%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.461   5.450  5.438   5.426  5.417
       =========================================================
        WAL (yr)           12.78   9.32    7.17   5.81    5.01
        MDUR (yr)           8.63   6.85    5.60   4.73    4.20
        First Prin Pay     Oct10   Dec08  Dec07   Nov07  Jan08
        Last Prin Pay      Dec30   Jan26  Aug21   May18  Jan16
       ---------------------------------------------------------


       Class MF-2 (To Call)
       ---------------------------------------------------------
            Coupon         5.788%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.809   5.794  5.778   5.761  5.747
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.68    4.00
        MDUR (yr)           7.83   6.01    4.79   3.97    3.47
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MF-2 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.788%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    5.812   5.801  5.788   5.775  5.764
       =========================================================
        WAL (yr)           12.71   9.23    7.10   5.74    4.91
        MDUR (yr)           8.42   6.71    5.49   4.64    4.09
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Sep29   Jul24  Mar20   Apr17  Feb15
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MF-3 (To Call)
       ---------------------------------------------------------
            Coupon         5.986%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    6.010   5.994  5.977   5.960  5.945
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.67    3.97
        MDUR (yr)           7.75   5.96    4.76   3.94    3.43
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MF-3 (To Maturity)
       ---------------------------------------------------------
            Coupon         5.986%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    6.013   6.001  5.987   5.974  5.962
       =========================================================
        WAL (yr)           12.61   9.13    7.02   5.67    4.82
        MDUR (yr)           8.29   6.61    5.41   4.56    4.00
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Oct27   May22  Jun18   Oct15  Nov13
       ---------------------------------------------------------


       Class MF-4 (To Call)
       ---------------------------------------------------------
            Coupon         6.185%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    6.212   6.196  6.178   6.160  6.145
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.67    3.97
        MDUR (yr)           7.66   5.91    4.73   3.92    3.41
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MF-4 (To Maturity)
       ---------------------------------------------------------
            Coupon         6.185%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 100-00    6.215   6.202  6.188   6.174  6.161
       =========================================================
        WAL (yr)           12.53   9.06    6.96   5.62    4.78
        MDUR (yr)           8.17   6.51    5.34   4.51    3.96
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Nov07
        Last Prin Pay      Dec26   Jul21  Oct17   Apr15  Jun13
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MF-5 (To Call)
       ---------------------------------------------------------
            Coupon         6.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 99.37     6.309   6.317  6.327   6.336  6.344
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.67    3.96
        MDUR (yr)           7.64   5.90    4.72   3.91    3.40
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Oct07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MF-5 (To Maturity)
       ---------------------------------------------------------
            Coupon         6.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 99.37     6.307   6.314  6.322   6.329  6.336
       =========================================================
        WAL (yr)           12.42   8.95    6.87   5.55    4.72
        MDUR (yr)           8.11   6.45    5.28   4.46    3.91
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Oct07
        Last Prin Pay      Jan26   Sep20  Feb17   Sep14  Dec12
       ---------------------------------------------------------



       Class BF (To Call)
       ---------------------------------------------------------
            Coupon         6.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 93.69     7.084   7.319  7.578   7.844  8.088
       =========================================================
        WAL (yr)           11.04   7.74    5.85   4.67    3.94
        MDUR (yr)           7.48   5.79    4.64   3.85    3.34
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Oct07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class BF (To Maturity)
       ---------------------------------------------------------
            Coupon         6.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         Yield @ 93.69     7.044   7.242  7.457   7.677  7.879
       =========================================================
        WAL (yr)           12.21   8.78    6.73   5.43    4.60
        MDUR (yr)           7.85   6.24    5.10   4.30    3.76
        First Prin Pay     Oct10   Dec08  Dec07   Oct07  Oct07
        Last Prin Pay      Oct24   Jul19  Mar16   Dec13  May12
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class 1-AV-1 (To Call)
       ---------------------------------------------------------
            Margin         0.130%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            4.62   3.29    2.54   1.98    1.59
        MDUR (yr)           4.35   3.15    2.47   1.94    1.57
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  Aug07
       ---------------------------------------------------------


       Class 1-AV-1 (To Maturity)
       ---------------------------------------------------------
            Margin         0.130%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            4.84   3.43    2.64   2.06    1.59
        MDUR (yr)           4.51   3.28    2.56   2.01    1.57
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Aug29   Jan23  May18   Apr15  Aug07
       ---------------------------------------------------------

       Class 2-AV-1 (To Call)
       ---------------------------------------------------------
            Margin         0.130%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            1.51   1.21    1.00   0.86    0.76
        MDUR (yr)           1.49   1.20    0.99   0.85    0.76
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Apr07   Nov06  Jul06   Apr06  Jan06
       ---------------------------------------------------------


       Class 2-AV-1 (To Maturity)
       ---------------------------------------------------------
            Margin         0.130%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         13     13      13     13      13
       =========================================================
        WAL (yr)            1.51   1.21    1.00   0.86    0.76
        MDUR (yr)           1.49   1.20    0.99   0.85    0.76
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Apr07   Nov06  Jul06   Apr06  Jan06
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class 2-AV-2 (To Call)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         35     35      35     35      35
       =========================================================
        WAL (yr)            5.14   3.61    2.79   2.21    2.01
        MDUR (yr)           4.87   3.48    2.72   2.17    1.98
        First Prin Pay     Apr07   Nov06  Jul06   Apr06  Jan06
        Last Prin Pay      Feb15   Sep11  Dec09   Jul07  Feb07
       ---------------------------------------------------------


       Class 2-AV-2 (To Maturity)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         35     35      35     35      35
       =========================================================
        WAL (yr)            5.14   3.61    2.79   2.21    2.01
        MDUR (yr)           4.87   3.48    2.72   2.17    1.98
        First Prin Pay     Apr07   Nov06  Jul06   Apr06  Jan06
        Last Prin Pay      Feb15   Sep11  Dec09   Jul07  Feb07
       ---------------------------------------------------------

       Class 2-AV-3 (To Call)
       ---------------------------------------------------------
            Margin         0.550%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         55     55      55     55      55
       =========================================================
        WAL (yr)           13.06   8.95    6.65   4.82    2.62
        MDUR (yr)          11.38   8.15    6.21   4.57    2.55
        First Prin Pay     Feb15   Sep11  Dec09   Jul07  Feb07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  Aug07
       ---------------------------------------------------------


       Class 2-AV-3 (To Maturity)
       ---------------------------------------------------------
            Margin         0.550%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         61     61      61     61      55
       =========================================================
        WAL (yr)           15.04   10.32   7.63   5.53    2.62
        MDUR (yr)          12.76   9.21    7.02   5.19    2.55
        First Prin Pay     Feb15   Sep11  Dec09   Jul07  Feb07
        Last Prin Pay      Dec29   Apr23  Jul18   May15  Aug07
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class 2-AV-4 (To Call)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         35     35      35     35      35
       =========================================================
        WAL (yr)            4.66   3.30    2.55   1.99    1.59
        MDUR (yr)           4.34   3.15    2.46   1.94    1.57
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  Aug07
       ---------------------------------------------------------


       Class 2-AV-4 (To Maturity)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         36     36      36     36      35
       =========================================================
        WAL (yr)            4.89   3.46    2.66   2.07    1.59
        MDUR (yr)           4.51   3.28    2.56   2.02    1.57
        First Prin Pay     Oct04   Oct04  Oct04   Oct04  Oct04
        Last Prin Pay      Dec29   Apr23  Jul18   May15  Aug07
       ---------------------------------------------------------


       Class MV-1 (To Call)
       ---------------------------------------------------------
            Margin         0.600%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         60     60      60     60      60
       =========================================================
        WAL (yr)            8.90   6.10    4.78   4.61    4.47
        MDUR (yr)           8.00   5.67    4.53   4.39    4.26
        First Prin Pay     Mar09   Nov07  Feb08   Oct08  Aug07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-1 (To Maturity)
       ---------------------------------------------------------
            Margin         0.600%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         61     62      61     61      67
       =========================================================
        WAL (yr)            9.48   6.50    5.06   4.81    6.00
        MDUR (yr)           8.40   5.98    4.76   4.57    5.61
        First Prin Pay     Mar09   Nov07  Feb08   Oct08  Aug07
        Last Prin Pay      Dec26   Jun20  May16   Sep13  Mar13
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MV-2 (To Call)
       ---------------------------------------------------------
            Margin         0.650%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         65     65      65     65      65
       =========================================================
        WAL (yr)            8.90   6.10    4.73   4.32    4.54
        MDUR (yr)           7.98   5.66    4.48   4.12    4.33
        First Prin Pay     Mar09   Nov07  Jan08   Jun08  Dec08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-2 (To Maturity)
       ---------------------------------------------------------
            Margin         0.650%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         66     67      67     66      66
       =========================================================
        WAL (yr)            9.46   6.48    5.00   4.51    4.77
        MDUR (yr)           8.37   5.95    4.70   4.29    4.53
        First Prin Pay     Mar09   Nov07  Jan08   Jun08  Dec08
        Last Prin Pay      Apr26   Nov19  Dec15   May13  Aug11
       ---------------------------------------------------------


       Class MV-3 (To Call)
       ---------------------------------------------------------
            Margin         0.700%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         70     70      70     70      70
       =========================================================
        WAL (yr)            8.90   6.10    4.71   4.17    4.14
        MDUR (yr)           7.96   5.65    4.45   3.98    3.96
        First Prin Pay     Mar09   Nov07  Dec07   Apr08  Aug08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-3 (To Maturity)
       ---------------------------------------------------------
            Margin         0.700%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         72     72      72     71      71
       =========================================================
        WAL (yr)            9.43   6.46    4.96   4.35    4.28
        MDUR (yr)           8.33   5.93    4.66   4.14    4.08
        First Prin Pay     Mar09   Nov07  Dec07   Apr08  Aug08
        Last Prin Pay      Jun25   Mar19  Jun15   Dec12  Apr11
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MV-4 (To Call)
       ---------------------------------------------------------
            Margin         1.100%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        110     110    110     110    110
       =========================================================
        WAL (yr)            8.90   6.10    4.69   4.09    3.93
        MDUR (yr)           7.79   5.57    4.38   3.87    3.73
        First Prin Pay     Mar09   Nov07  Dec07   Mar08  May08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-4 (To Maturity)
       ---------------------------------------------------------
            Margin         1.100%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        112     112    112     112    112
       =========================================================
        WAL (yr)            9.41   6.44    4.93   4.26    4.06
        MDUR (yr)           8.12   5.82    4.57   4.01    3.84
        First Prin Pay     Mar09   Nov07  Dec07   Mar08  May08
        Last Prin Pay      Oct24   Sep18  Jan15   Sep12  Jan11
       ---------------------------------------------------------


       Class MV-5 (To Call)
       ---------------------------------------------------------
            Margin         1.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        120     120    120     120    120
       =========================================================
        WAL (yr)            8.90   6.10    4.68   4.04    3.78
        MDUR (yr)           7.75   5.54    4.36   3.81    3.59
        First Prin Pay     Mar09   Nov07  Nov07   Feb08  Mar08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-5 (To Maturity)
       ---------------------------------------------------------
            Margin         1.200%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        122     122    122     122    122
       =========================================================
        WAL (yr)            9.37   6.41    4.90   4.19    3.90
        MDUR (yr)           8.06   5.77    4.53   3.94    3.68
        First Prin Pay     Mar09   Nov07  Nov07   Feb08  Mar08
        Last Prin Pay      Mar24   Mar18  Sep14   May12  Nov10
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MV-6 (To Call)
       ---------------------------------------------------------
            Margin         1.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        135     135    135     135    135
       =========================================================
        WAL (yr)            8.90   6.10    4.67   3.98    3.67
        MDUR (yr)           7.69   5.51    4.32   3.74    3.47
        First Prin Pay     Mar09   Nov07  Nov07   Jan08  Jan08
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-6 (To Maturity)
       ---------------------------------------------------------
            Margin         1.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        137     137    137     137    137
       =========================================================
        WAL (yr)            9.32   6.37    4.85   4.11    3.76
        MDUR (yr)           7.96   5.71    4.47   3.85    3.55
        First Prin Pay     Mar09   Nov07  Nov07   Jan08  Jan08
        Last Prin Pay      Apr23   Jul17  Mar14   Jan12  Jul10
       ---------------------------------------------------------


       Class MV-7 (To Call)
       ---------------------------------------------------------
            Margin         1.800%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        180     180    180     180    180
       =========================================================
        WAL (yr)            8.90   6.10    4.67   3.94    3.59
        MDUR (yr)           7.51   5.42    4.27   3.67    3.36
        First Prin Pay     Mar09   Nov07  Nov07   Dec07  Dec07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-7 (To Maturity)
       ---------------------------------------------------------
            Margin         1.800%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        182     182    182     182    182
       =========================================================
        WAL (yr)            9.25   6.31    4.81   4.04    3.66
        MDUR (yr)           7.72   5.57    4.38   3.75    3.42
        First Prin Pay     Mar09   Nov07  Nov07   Dec07  Dec07
        Last Prin Pay      May22   Nov16  Aug13   Aug11  Mar10
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED]                                   Computational Materials for
                          Countrywide Asset-Backed Certificates, Series 2004-7

------------------------------------------------------------------------------


       Class MV-8 (To Call)
       ---------------------------------------------------------
            Margin         1.900%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        190     190    190     190    190
       =========================================================
        WAL (yr)            8.90   6.10    4.65   3.92    3.52
        MDUR (yr)           7.47   5.40    4.24   3.63    3.30
        First Prin Pay     Mar09   Nov07  Oct07   Nov07  Nov07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


       Class MV-8 (To Maturity)
       ---------------------------------------------------------
            Margin         1.900%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        192     192    192     191    191
       =========================================================
        WAL (yr)            9.14   6.24    4.74   3.97    3.56
        MDUR (yr)           7.62   5.50    4.31   3.68    3.33
        First Prin Pay     Mar09   Nov07  Oct07   Nov07  Nov07
        Last Prin Pay      May21   Feb16  Feb13   Mar11  Nov09
       ---------------------------------------------------------


       Class BV (To Call)
       ---------------------------------------------------------
            Margin         3.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 97.94         329     340    350     358    364
       =========================================================
        WAL (yr)            8.90   6.09    4.63   3.88    3.46
        MDUR (yr)           7.02   5.14    4.07   3.49    3.15
        First Prin Pay     Mar09   Nov07  Oct07   Nov07  Oct07
        Last Prin Pay      Nov18   Jul14  Jan12   Jun10  May09
       ---------------------------------------------------------


        Class BV (To Maturity)
        ---------------------------------------------------------
             Margin         3.000%
        ---------------------------------------------------------
        Percent of
        Pricing              50%    75%    100%    125%   150%
        Prepayment Speed

        =========================================================
          DM @ 97.94         330    340     350    358     365
        -------------------======================================
         WAL (yr)           8.97    6.12   4.65    3.88   3.47
         MDUR (yr)          7.05    5.16   4.08    3.49   3.16
         First Prin Pay     Mar09  Nov07   Oct07  Nov07   Oct07
         Last Prin Pay      Dec19  Feb15   May12  Aug10   Jun09
        ---------------------------------------------------------


          [Available Funds Schedules and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement